SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                      November 7, 2002 (November 7, 2002)

               California Federal Preferred Capital Corporation
            (Exact Name of Registrant as Specified in its Charter)

         Maryland                                      94-3254883
(State of Incorporation)                    (I.R.S. Employer Identification No.)

              200 Crescent Court, Suite 1350, Dallas, Texas 75201
                   (Address of Principal Executive Offices)

                                 214-871-5131
             (Registrant's telephone number, including area code)


Item 5.  Other Events.

California Federal Preferred Capital Corporation has elected to appoint a new transfer agent for its 9 1/8 % Noncumulative Exchangeable Preferred Stock, Series A (the "Preferred Stock"), effective November 7, 2002. The new transfer agent for the Preferred Stock is:

              Citibank, N.A.
              Citibank Shareholder Services
              PO Box 43077
              Providence, RI  02940-3077
              Tel:   1-888-250-3985 (Domestic)
                     1-816-843-4281 (International)
              Fax:   201-324-3284



                                  SIGNATURES
                             --------------------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         California Federal Preferred
                                           Capital Corporation


Date: November 7, 2002                   By: /s/ Paul R. Ince
                                             ----------------------------
                                              Name: Paul R. Ince
                                              Title: Chief Financial Officer